EX-99.1

SHOE CARNIVAL ANNOUNCES NAME CHANGE TO SHOE STATION GROUP

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Board votes unanimously to change corporation name to Shoe Station Group, subject to shareholder vote set for June 2026.
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Banner consolidation expected to generate $20 million in annual cost savings and operating efficiencies.
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Expected 20-25 percent reduction in inventory investment by the end of Fiscal 2027.
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Preliminary Q3 sales and EPS results exceed consensus expectations.

November 13, 2025

FOR IMMEDIATE RELEASE

FORT MILL, SC - Shoe Carnival, Inc. (NASDAQ: SCVL) (the "Company"), a leading retailer of footwear and accessories for the family, today announced that its Board of Directors unanimously voted to change the corporate name to Shoe Station Group, Inc., subject to approval of the name change by the Company's shareholders at the Annual Meeting of Shareholders to be held in June 2026.

One Banner Expected Fiscal 2028

The Company expects over 90 percent of its fleet to operate as Shoe Station by the end of Fiscal 2028, with the remaining locations being evaluated for rebannering, outlet repositioning, or closure. The Company has completed 100 store rebanners during Fiscal 2025 and is on track for 51 percent of its fleet to operate as Shoe Station by the Back-to-School season in 2026.

“Today marks a pivotal moment for our company. Shoe Station is winning - growing comps, expanding margins and capturing new customers. The Board of Directors’ decision to approve the corporate name change to Shoe Station Group reflects our confidence in this banner's potential and establishes our foundation for becoming the nation's leading family footwear retailer,” said Mark Worden, President and Chief Executive Officer.

Third Quarter Results Reinforce Strategy

The Company's preliminary third quarter Fiscal 2025 results demonstrate the divergent banner performance driving this decision:

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Shoe Station net sales grew 5.3 percent.
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Shoe Station margins expanded 260 basis points.
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Shoe Carnival net sales declined 5.2 percent, reflecting continued pressure on lower-income consumers.
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Third quarter net sales were $297.2 million, exceeding consensus expectations.
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Third quarter diluted earnings per share was $0.53, exceeding consensus expectations.
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Debt-free balance sheet and over $100 million in cash and securities at the end of third quarter Fiscal 2025.

The foregoing results are preliminary and remain subject to the completion of normal quarter end accounting procedures.

Banner Consolidation Unlocks Significant Cost Savings

The Company’s consolidation toward one banner is expected to create significant structural advantages and efficiencies, including:

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$20 million in annual cost savings and operating efficiencies expected by the end of Fiscal 2027.
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Significant reduction in dual-brand operational complexity across merchandising, marketing, systems, supply chain and back office.
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Harmonized processes enabling faster decision making and improved execution.
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A 20-25 percent reduction in inventory investment anticipated by the end of Fiscal 2027, as Shoe Station’s premium assortment, customer centric layout and efficient unit economics free up working capital.
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Annual comparable sales growth expected starting in Fiscal 2027 as Shoe Station becomes the dominant banner.

“We are building a simpler, more efficient company with one team, one infrastructure, and one P&L that is expected to generate millions in annual cost savings, sharply reduce our inventory investment, and create a balance sheet built for both organic growth and strategic acquisitions,” said Mr. Worden.

November 20 Earnings Call

The Company will provide complete third quarter Fiscal 2025 financial results during its earnings conference call on Thursday, November 20, 2025 at 9:00 a.m. Eastern Time. Management will be available for questions regarding this strategic initiative and financial outlook at that time.

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation's largest family footwear retailers, offering a broad assortment of dress, casual and athletic footwear for men, women and children with emphasis on national name brands. As of November 13, 2025, the Company operated 428 stores in 35 states and Puerto Rico under its Shoe Carnival and Shoe Station banners and offers shopping at www.shoecarnival.com and www.shoestation.com. Headquartered in Fort Mill, SC, and with distribution and support operations located in Evansville, IN, Shoe Carnival, Inc. trades on The Nasdaq Stock Market LLC under the symbol SCVL.

Press releases and annual reports are available on the Company's website at www.shoecarnival.com.

Contact Information

W. Kerry Jackson

Chief Financial Officer

(812) 867-4034

scvlir@scvl.com

www.shoecarnival.com

(812)867-6471

As used herein, “we”, “our” and “us” refer to Shoe Carnival, Inc. This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties, such as statements about our rebanner strategy and the expected benefits thereof, and our future growth, operations, cash flows and shareholder returns.

A number of factors could cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to: our ability to increase our comparable stores Net Sales and achieve expected operating results from rebannering Shoe Carnival locations into Shoe Station locations within expected time frames, or at all; our ability to achieve expected operating results from, and planned growth of, our Shoe Station banner, including expected cost savings, synergies and inventory reductions from operating principally under one banner, within expected time frames, or at all; the impact of competition and pricing, including our ability to maintain current promotional intensity levels; changes in the political and economic environments in, the status of trade relations with, and the impact of changes in trade policies and tariffs impacting, China and other countries which are the major manufacturers of footwear; our ability to control costs and meet our labor needs in a rising wage, inflationary, and/or supply chain constrained environment; the effects and duration of economic downturns and unemployment rates; the potential impact of national and international security concerns, including those caused by war and terrorism, on the retail environment; general economic conditions in the areas of the continental United States and Puerto Rico where our stores are located; changes in the overall retail environment and more specifically in the apparel and footwear retail sectors; our ability to successfully utilize the e-commerce sales channel and its impact on traffic and transactions in our physical stores; the success of the open-air shopping centers where many of our stores are located and the impact on our ability to attract customers to our stores; our ability to attract customers to our e-commerce platform and to successfully grow our omnichannel sales; the effectiveness of our inventory management, including our ability to manage key merchandise vendor relationships and direct-to-consumer initiatives; changes in our relationships with other key suppliers; our ability to successfully manage and execute our marketing initiatives and maintain positive brand perception and recognition; our ability to successfully manage our current real estate portfolio and leasing obligations; changes in weather, including patterns impacted by climate change; changes in consumer buying trends and our ability to identify and respond to emerging fashion trends; the impact of disruptions in our distribution or information technology operations including at our distribution center located in Evansville, IN; the impact of natural disasters, public health and political crises, civil unrest, and other catastrophic events on our operations and the operations of our suppliers, as well as on consumer confidence and purchasing in general; the duration and spread of a public health crisis and the mitigating efforts deployed, including the effects of government stimulus on consumer spending; risks associated with the seasonality of the retail industry; the impact of unauthorized disclosure or misuse of personal and confidential information about our customers, vendors and employees, including as a result of a cybersecurity breach; our ability to effectively achieve the operating results from, and maintain the synergies, efficiencies and other benefits gained through, our acquisition strategy, including our recent acquisition of Rogan’s; our ability to successfully execute our business strategy, including the availability of desirable store locations at acceptable lease terms, our ability to identify, consummate or effectively integrate future acquisitions, our ability to implement and adapt to new technology and systems, our ability to open new stores in a timely and profitable manner, including our entry into major new markets, and the availability of sufficient funds to implement our business plans; higher than anticipated costs associated with the closing of underperforming stores; the inability of manufacturers to deliver products in a timely manner; an increase in the cost, or a disruption in the flow, of imported goods; the impact of regulatory changes in the United States, including minimum wage laws and regulations, and the countries where our manufacturers are located; the resolution of litigation or regulatory proceedings in which we are or may become involved; continued volatility and disruption in the capital and credit markets; future stock repurchases under our stock repurchase program and future dividend payments; and other factors described in the Company’s SEC filings, including the Company’s latest Annual Report on Form 10-K.

In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “aims,” “on track,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments.